UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 23, 2000

                           Commission File No. 0-25357


                               TRAVELNOW.COM INC.
                 ----------------------------------------------
                 (Name of small business issuer in its charter)


            Florida                                       59-3391244
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


         318 Park Central East - Suite 306, Springfield, Missouri 65806
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               (Address of principal executive offices) (Zip Code)


                                 (417) 864-3600
                ------------------------------------------------
                (Issuer's telephone number, including area code)

                                       N/A
           -------------------------------------------------------------
           (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

On May 3, 2000, Mr. John Christopher Noble resigned as Co-Chief Executive Officer, Director and Secretary of TravelNow.com Inc., a Florida corporation (the "Company"). Mr. Noble and the Company executed a Mutual Settlement and Termination Agreement (the "Agreement") on August 23, 2000, which is attached hereto as Exhibit 99.1 and incorporated herein by this reference. Pursuant to the Agreement, Mr. Noble will continue to receive his salary and certain benefits until November 2, 2001.

ITEM 7. EXHIBIT.

99.1 Mutual Settlement and Termination Agreement between the Company and John Christopher Noble, dated August 23, 2000.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TRAVELNOW.COM INC.


Date: September 13, 2000                  By: /s/ H. Whit Ehrler
                                          ----------------------
                                          Name: H. Whit Ehrler
                                          Title: Vice President & CFO